Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

		Federal Tax I.D. #	31-1443880

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1 (CON’T)	Yes
Copies of bank statements		Yes
Cash disbursements journals			Yes
Statement of Operations Consolidated	MOR-2	Yes
Statement of Operations by Legal Entity	MOR-2 (CON’T)	Yes
Balance Sheet Consolidated	MOR-3	Yes
Balance Sheet by Legal Entity	MOR-3 (CON’T)	Yes
Statement of Cash Flows	MOR-3 CASH FLOW		Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			N/A
Copies of tax returns filed during reporting period			Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable			Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Taxes Reconciliation and Aging	MOR-5	Yes
Payments to Insiders and Professional	MOR-6		Yes
Debtor Questionnaire	MOR-7	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William A. Brandt, Jr.	Date 04/05/17
Signature of Authorized Individual

WILLIAM A. BRANDT, JR.	Date 04/05/17
Printed Name of Authorized Individual

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE
DEBTORS’ MONTHLY OPERATING REPORTS

On May 4, 2016 (the “Commencement Date”), Aéropostale, Inc. and its subsidiaries (collectively, the “Debtors”),1 each commenced a voluntary case under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 5, 2016, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b). On May 11, 2016, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the “Creditors’ Committee”).

The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

These following notes and statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

1.
Basis of Presentation. For financial reporting purposes, the Debtors generally prepare consolidated financial statements, which include information for Aéropostale, Inc. and its Debtor affiliates. The financial statements and information contained herein are unaudited and preliminary. The Debtors are maintaining their books and records in accordance with generally accepted accounting principles (“GAAP”) and the information furnished in this MOR uses the companies’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

2.
Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.
Consolidated Entity Accounts Payable and Disbursement Systems. As described in the Cash Management Motion,[2] the Debtors utilize an integrated, centralized cash management system, in the ordinary course of business, to collect, concentrate, and disburse funds generated by their operations (the “Cash Management System”). The Debtors maintain a consolidated accounts payable and disbursements system to pay operating and administrative expenses through various disbursement accounts. In the ordinary course of business, the Debtors maintain business relationships among each other, which result in intercompany receivables and payables (the “Intercompany Claims”) arising from intercompany transactions (the “Intercompany Transactions”). As set forth more fully in the Debtors’ Cash Management Motion, the primary Intercompany Transactions giving rise to Intercompany Claims are cash receipts activities, disbursement activities, inventory purchases, and expense allocations. Historically, Intercompany Claims are not settled by actual transfers of cash among the Debtors. Instead, the Debtors track all Intercompany Transactions in their accounting system, which concurrently are recorded on the applicable Debtors’ balance sheets. The Debtors have attempted to identify disbursements on an individual Debtor basis. However, because the Debtors generally track and report their financial information on a consolidated basis some errors may exist and adjustments in future reporting may be necessary.

1 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal tax identification number, as applicable, are as follows: Aéropostale, Inc. (3880); Aéropostale West, Inc. (7013); Jimmy’Z Surf Co., LLC (0461); Aero GC Management LLC (4257); Aeropostale Procurement Company, Inc. (8518); Aeropostale Licensing, Inc. (8124); P.S. from Aeropostale, Inc. (5900); GoJane LLC (4923); Aeropostale Holdings, Inc. (7729); and Aeropostale Puerto Rico, Inc. (6477). The Debtors’ corporate headquarters is located at 112 West 34th Street, 22nd Floor, New York, NY 10120.

2 Motion of Debtors Pursuant to 11 U.S.C. §§ 105(a), 363, 364, 503, and 507 for Interim and Final Authority to (I) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (II) Implement Changes to the Cash Management System in the Ordinary Course of Business, (III) Continue Intercompany Transactions, (IV) Provide Administrative Expense Priority for Postpetition Intercompany Claims and for Related Relief [ECF No. 7] (the “Cash Management Motion”).

4.
Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.
Debtor in Possession Financing. On August 12, 2015, the Bankruptcy Court entered the Final Order Pursuant to 11 U.S. C. §§ 105, 361, 362, 363 and 364 and Rules 2002, 4001, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing Incurrence by the Debtors of Postpetition Secured Indebtedness, (II) Granting Liens, and (III) Authorizing Use of Cash Collateral by the Debtors and Providing for Adequate Protection, and (IV) Modifying the Automatic Stay [ECF No. 298] (the “DIP Order”), which approved and authorized the Debtors to access up to $160,000,000 in postpetition financing and to provide the Debtors’ prepetition secured parties adequate protection on the terms and conditions set forth in the DIP Order. Please see the DIP Order for additional detail. Descriptions of the Debtors’ prepetition debt structure and the collateral relating to the bank debt are contained in the Declaration of David J. Dick Pursuant to Rule 1007-2 of the Local Bankruptcy Rules for the Southern District of New York [ECF No. 4]. Reference to the applicable loan agreements and related documents is necessary for a complete description of the collateral and the nature, extent, and priority of liens.

6.
Payment of Prepetition Claims Pursuant to First Day Orders. Within the first two days of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First-Day Orders”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) service fees and charges assessed by the Debtors’ banks and debit and credit card companies; (b) claims of warehousemen and miscellaneous lien claimants; (c) certain insurance obligations; (d) obligations to “critical vendors”; (e) customer programs obligations; (f) employee wages, salaries, and related items, including employee benefit programs and independent contractor obligations; and (g) taxes and assessments. To the extent any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

7.	Liabilities Subject to Compromise. Any amount classified as liabilities subject to compromise are estimates and are subject to future change and adjustment.

8.
Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

Disbursements for the period 1/29/2017 through 2/25/2017

MOR-1
($ in 000's)

Case	Debtor	Total for Reporting Period	Quarter to Date
16-11275	Aéropostale, Inc.	$2,075	$15,768
16-11276	Aéropostale Procurement Co, Inc.	$0	$0
16-11277	Aéropostale West, Inc.	$0	$0
16-11278	Jimmy'Z Surf Co. LLC	$0	$0
16-11279	Aéro GC Management LLC	$0	$0
16-11280	Aéropostale Licensing, Inc.	$0	$0
16-11281	GoJane LLC	$0	$0
16-11282	P.S. from Aéropostale, Inc.	$0	$0
16-11283	Aéropostale Puerto Rico, Inc.	$0	$0
16-11285	Aéropostale Holdings, Inc.	$0	$0
		$2,075	$15,768

Note: A portion of the disbursements from certain Debtors may be subject to allocations to, or reimbursement from, other Debtors.

In re	Aéropostale, Inc., et al.	Case No:	Case No. 16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

Bank Account Reconciliations

MOR-1
(Unaudited)

Case No.	Debtor	Bank Name	Account No.	Bank Balance 2/28/17	GL Balance 2/25/17
16-11275	Aéropostale Inc.	Bank of America Utility Deposits	***0747	415,567.00	30,107,404.30
16-11275	Aéropostale Inc.	Bank of America Texas Escrow	***7404	167,565.77
16-11275	Aéropostale Inc.	Bank of America FFE	***7572	30,023,056.72
16-11275	Aéropostale Inc.	Bank of America Profesional Fees Acquisition	***7857	0.00
16-11275	Aéropostale Inc.	Bank of America Concentration Reconciliation	***8175	0.00
16-11276	Aéropostale Inc.	Wells Fargo - Zumiez Escro	***7900	956,689.39	954,220.56
16-11277	Aéropostale Inc.	Citibank	***1768	18,300,000.00	18,300,000.00
16-11278	Aéropostale Inc.	Citibank	***2768	10,327,372.26	10,327,372.26
Corporate Account Subtotal Cash and Cash Equivalents				$60,190,251.14	$59,688,997.12

All bank accounts are reconciled each period when statements are received.  Difference between the GL and bank balances are either outstanding checks or reconciling items typically cleared in the following period. Copies of disbursement journals and reconciliations are not attached to this Monthly Operating Report; however, the Debtors will provide further information to the U.S. Trustee upon request.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

CONSOLIDATED STATEMENT OF OPERATIONS  (Income Statement)

MOR-2
(Unaudited - $ in 000's)

Net sales	$ -

Cost of sales (including certain buying, occupancy and warehousing expenses)	80

Gross profit	(80)

Selling, general and administrative expenses	592

Profit (Loss) from operations	(672)

Interest expense	374

Profit (Loss) before income taxes	(1,046)

Income tax expense	-

Net income (loss)	$ (1,046)

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

STATEMENT OF OPERATIONS BY LEGAL ENTITY  (Income Statement)

MOR-2
(Unaudited - $ in 000's)

	Aéropostale, Inc.	Aero GC Management LLC	Aéropostale West	Aéropostale Puerto Rico	PS from Aéropostale	Aéropostale Procurement Co.	Jimmy'Z Surf Co., LLC	Aéropostale Licensing	GoJane LLC	Aéropostale Holdings	Elimination Company (a)	Consolidated U.S. Companies
	1	2	3	4	5	6	7	9	10	78	98

Net sales	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cost of sales (including certain buying, occupancy and warehousing expenses)	34	0	44	(0)	0	3	0	0	0	0	0	$80

Gross profit	(34)	0	(44)	0	(0)	(3)	0	0	0	0	0	$(80)

Selling, general and administrative expenses	570	0	(8)	(11)	(14)	38	0	16	0	0	0	$592

Profit (Loss) from operations	(604)	(0)	(36)	11	14	(41)	0	(16)	0	0	0	$(672)

Interest expense	374	0	0	0	0	0	0	0	0	0	0	$374

Profit (Loss) before income taxes	(978)	(0)	(36)	11	14	(41)	0	(16)	0	0	0	$(1,046)

Income tax expense	0	0	0	0	0	0	0	0	0	0	0	$-

Net income (loss)	$(978)	$(0)	$(36)	$11	$14	$(41)	$-	$(16)	$-	$-	$-	$(1,046)

(a)  Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

BALANCE SHEET

MOR-3
(Unaudited - $ in 000's)

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$58,949
Merchandise Inventory	(9)
Prepaid Expenses	9,769
Tax Refunds Receivable	3,513
Other Current Assets	6,748

TOTAL CURRENT ASSETS	$78,970

Fixtures, Equipment & Improvements	(17)
Intangibles	21,762
Investment in Subsidiary	301,900
Restricted Cash Non-Current	-
Deferred Financing	3,398
Other Assets	1,589

TOTAL ASSETS	$407,602

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$47,937
Accrued Expense	86,175
Current Loan Payable	68,761
Crystal Loan Payble	-
Intercompany	(1,819)

TOTAL CURRENT LIABILITIES	$201,054

Deferred Rent,Tenant Allowance	1,513
Retirement Benefit Plan Liability	6,357
Uncertain Tax Liability Reserves	2,093
Unearned Vendor Rebate	9,479
Other Non Current Liabilities	22,871
Non-Current Loan Payable	-

TOTAL LIABILTIES	$243,367

SHAREHOLDERS' EQUITY
Common Stock	$817
Additional Paid-in-Capital	467,712
Other Comprehensive Income	1,190
Retained Earnings	(301,719)
Treasury Stock	(3,765)

TOTAL SHAREHOLDERS' EQUITY	$164,235

TOTAL LIABILTIES & SHAREHOLDER EQUITY	$407,602

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

BALANCE SHEET

MOR-3
(Unaudited - $ in 000's)

	Aéropostale, Inc.	Aero GC Management LLC	Aéropostale West	Aéropostale Puerto Rico	PS from Aéropostale	Aéropostale Procurement Co.	Jimmy'Z Surf Co., LLC	Aéropostale Licensing	GoJane LLC	Aéropostale Holdings	Elimination Company (a)	Consolidated U.S. Companies
	1	2	3	4	5	6	7	9	10	78	98
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	59,689	-	214	-	(901)	(58)	-	5	-	-	-	$58,949
Merchandise Inventory	(1)	-	-	-	(9)	-	1	-	-	-	-	$(9)
Prepaid Expenses	7,673	228	-	36	10	512	-	1,310	-	-	-	$9,769
Prepaid Taxes	3,394	-	-	119	-	-	-	-	-	-	-	$3,513
Other Current Assets	322	356	-	-	328	3,089	-	2,000	653	-	-	$6,748

TOTAL CURRENT ASSETS	$71,077	$584	$214	$155	$(572)	$3,543	$1	$3,315	$653		$-	$78,970

Fixtures, Equipment & Improvements	(17)	-	(2)	-	-	-	-	-	2	-	-	$(17)
Intangibles	-	-	-	-	-	-	-	-	21,762	-	-	$21,762
Investment in Subsidiary	153,447	-	23,145	-	32,575	-	-	-	-	92,733	-	$301,900
Deferred Financing	3,398	-	-	-	-	-	-	-	-	-	-	$3,398
Other Assets	1,291	-	25	37	11	225	-	-	-	-	-	$1,589

TOTAL ASSETS	$229,196	$584	$23,382	$192	$32,014	$3,769	$1	$3,315	$22,416	$92,733	$-	$407,602

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	15,892	-	-	-	(44)	32,448	-	-	(359)	-	-	$47,937
Accrued Expense	64,022	13,172	2,032	242	756	5,106	70	297	478	-	-	$86,175
Current Loan Payable	68,761	-	-	-	-	-	-	-	-	-	-	$68,761
Crystal Loan Payble	-	-	-	-	-	-	-	-	-	-	-	$-
Intercompany	1,068,742	(45,356)	(576,143)	(2,057)	215,970	(590,259)	59,127	(121,470)	(10,374)	1	-	$(1,819)

TOTAL CURRENT LIABILITIES	$1,217,417	$(32,184)	$(574,111)	$(1,815)	$216,682	$(552,705)	$59,197	$(121,173)	$(10,255)	$1	$-	$201,054

Deferred Rent,Tenant Allowance	1,259	-	(330)	-	2	-	-	-	581	-	-	$1,513
Retirement Benefit Plan Liabilities	6,357	-	-	-	-	-	-	-	-	-	-	$6,357
Uncertain Tax Liability Reserves	76	-	2,017	-	-	-	-	-	-	-	-	$2,093
Unearned Vendor Rebate	-	-	-	-	-	9,479	-	-	-	-	-	$9,479
Other Non Current Liabilities	82,323	-	(59,628)	-	-	-	-	176	-	-	-	$22,871
Non-Current Loan Payable	-	-	-	-	-	-	-	-	-	-	-	$-

TOTAL LIABILTIES	$1,307,432	$(32,184)	$(632,052)	$(1,815)	$216,684	$(543,226)	$59,197	$(120,997)	$(9,674)	$1	$-	$243,367

SHAREHOLDERS' EQUITY
Common Stock	816	-	1	-	-	-	-	-	-	-	-	$817
Additional Paid-in-Capital	258,546	-	25,134	3,001	32,576	23,145	1	1	32,575	92,733	-	$467,712
Other Comprehensive Income	1,190	-	-	-	-	-	-	-	-	-	-	$1,190
Retained Earnings	(1,335,023)	32,767	630,299	(993)	(217,247)	523,850	(59,197)	124,311	(485)	(1)	-	$(301,719)
Treasury Stock	(3,765)	-	-	-	-	-	-	-	-	-	-	$(3,765)

TOTAL SHAREHOLDERS' EQUITY	$(1,078,236)	$32,767	$655,434	$2,008	$(184,671)	$546,995	$(59,196)	$124,312	$32,090	$92,732	$-	$164,235

TOTAL LIABILTIES & SHAREHLD EQUITY	$229,196	$584	$23,382	$192	$32,014	$3,769	$1	$3,315	$22,416	$92,733	$-	$407,602

(a)  Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

STATEMENT OF CASH FLOWS
MOR-3

Due to the complexity of the sale of substantially all of the Debtors’ assets, the Debtors continue to reconcile the general ledger accounts and update the financial reporting. The Debtors will modify the financial statements as needed.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

MOR-4
STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld	Amount Paid	Date Paid	Amount Accrued	Ending Tax
Withholding:
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
FICA-Employee
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
FICA-Employer
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
Unemployment
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
Income
Other:
Total Federal Taxes	$0	$0	$0		$0	$0

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

MOR-4
STATUS OF POST-PETITION TAXES

State and Local	Beginning Tax(a)	Amount Withheld	Amount Paid	Date Paid	Amount Accrued	Ending Tax
Withholding - Employee
Aéropostale, Inc.	0	0				$0
Aéropostale West	0	0				$0
PS from Aéropostale	0	0				$0
Licensing	0	0				$0
Procurement	0	0				$0
Aéropostale Puerto Rico	0	0				$0
GoJane LLC	0	0				$0
Withholding - Employer
Aéropostale, Inc.	0	0				$0
Aéropostale West	0	0				$0
PS from Aéropostale	0	0				$0
Licensing	0	0				$0
Procurement	0	0				$0
Aéropostale Puerto Rico	0	0				$0
GoJane LLC	0	0				$0
Sales Tax (a)
Aéropostale, Inc.	169,263	0	314,475	2/6		$(145,212)
Aéropostale West	0	0	0			$0
Aéropostale Puerto Rico	(21,998)	0	0			$(21,998)
PS from Aéropostale	(32,317)	0	16,849	2/6		$(49,166)
GoJane LLC	0	0	0			$0
Excise
Unemployment (b)
Real Property (c)
Personal Property
Aéropostale, Inc.	565,426					$565,426
Aéropostale West	0					$0
Aéropostale Puerto Rico	108,043					$108,043
PS from Aéropostale	61,945					$61,945

Other:
Total State and Local	$850,360	$-	$331,324	$85,544	$0	$519,037

Total Taxes	$850,360	$-	$331,324	$85,544	$0	$519,037

(a) Credit balances due to overpayment of sales taxes in Dec 2016. The Debtors expect the sales taxes to be refunded, at which time the refund will be provided to Aero OpCo which made the overpayment.
(b) Included with State Withholding
(c) Debtor does not own any real property

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

MOR-4
SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	1,735	50,825	216,511	367,530	7,906,304	$8,542,905
Wages Payable	0	0	0	0	0	$0
Taxes Payable	735,413	0	0	0	0	$735,413
Rent/Leases Building		0	0	0	0	$0
Rent/Leases Equipment	0	0	0	0	0	$0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	$0
Professional Fees (a)	0	0	0	0	0	$0
Amounts Due to Insiders	0	0	0	0	0	$0
Other:	0	0	0	0	0	$0
Total Post-petition Debts	$737,147	$50,825	$216,511	$367,530	$7,906,304	$9,278,318

Support for items on MOR-4 may be made available upon request.

Notes:

(a) Professional fees have been incurred, but only certain authorized/invoiced amounts paid. Not all professional fees for the period have been invoiced.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

MOR-5
Unaudited

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconcilation	Amount
Total Accounts Receivable at the beginning of reporting period	$2,357,618
Plus: Amounts billed during the period	0
Less: Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	$2,357,618

Accounts Receivable Aging	0-30	31-60	61-90	Over 91	Total
0 - 30 days old	0				0
31 - 60 days old		0			0
61 - 90 days old			181,516		181,516
91+ days old				2,960,474	2,960,474

Less: Bad Debts (Amounts considered uncollectible)				(784,371)	(784,371)

Net Accounts Receivable	$0	$0	$181,516	$2,176,103	$2,357,618

Note: Credit card receivables are recorded in MOR-1 with cash and cash-equivalent balance.

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30	31-60	61-90	Over 91	Total
Total Taxes Payable	$735,413				$735,413

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR-6

INSIDERS[1,2]
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Multiple	Salary	-	-
Multiple	Auto Allowance	-	-
TOTAL PAYMENTS TO INSIDERS		$-	$-

No payments were made to insiders during the period

PROFESSIONALS[3]
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges	6/13/2016	$174,847	$232,976	$13,942,651	$2,927,085
Prime Clerk	6/13/2016	28,695	93,049	1,403,453	38,175
Stifel	6/13/2016	-	-	5,293,506	-
Province	6/13/2016	-	-	1,362,593	281,699
FTI	6/13/2016	877,150	-	3,610,247	1,571,072
Pachulski Stang Ziehl & Jones	6/13/2016	10,129	-	1,254,590	242,141
Deloitte	6/13/2016	-	17,485	303,828	75,806
Hilco IP Services	6/13/2016	-	-	102,167	0
Swiggart & Agin LLC:	1/6/2017	-	-	15,318	-
Development Specialists, Inc.	10/13/2016	600,470	-	817,465	600,470
TOTAL PAYMENTS TO PROFESSIONALS		$1,691,291	$343,511	$28,105,819	$5,736,448

DIP FINANCING / PREPETITION (ABL LENDER)
NAME OF CREDITOR	INITIAL DRAW	ADDITIONAL DRAWS	PAID DOWN	ENDING BALANCE	FEES PAID

TOTAL	$ -	$ -	$ -	$ -	$ -

1Represents payments made by the Debtors to persons considered to be "insiders" under the Bankruptcy Code during the reporting period.
The total is shown on a cash basis, reflecting the actual amounts received, net of any applicable taxes, withholdings or other deductions.
The total includes regular payroll, fees and expense reimbursements.

2Persons included as "insiders" have been included for informational purposes only. The Debtors do not concede or take any position with respect to: (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an "insider" under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an "insider" is not an acknowledgement or concession that such party is an "insider" under applicable bankruptcy law.

3On June 3, 2016, the Bankruptcy Court entered the order establishing procedures for interim compensation and reimbursement of expenses of professionals (ECF No. 251). Any payments made by the Debtors to estate professionals will be in accordance with the terms and conditions set forth therein.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	1/29/17 - 2/25/17

DEBTOR QUESTIONNAIRE

MOR-7

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (a)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?	x ( b )
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

a) Intercompany accounts are maintained in accordance with the order approving the Debtors' cash management system.

b) The Debtors’ continue to analyze the outstanding accounts payable. Since the end of the reporting period, the Debtors’ continued to make payments based on the  order authorizing the use of cash collateral [ECF No. 1064].